UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

WMS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Extension of Voting Proxy Agreement with Sumner Redstone and National Amusements, Inc.

Mr. Sumner Redstone and National Amusements entered into a Voting Proxy Agreement relating to any and all shares of common stock of WMS Industries Inc. owned by them in favor of Mr. Neil Nicastro on August 24, 1995. The Voting Proxy Agreement contained an expiration date of August 24, 2005. On July 27, 2005, WMS Industries Inc. executed an Amendment to Voting Proxy Agreement, by and among Mr. Redstone, National Amusements, Inc., Neil D. Nicastro and WMS Industries Inc. whereby Mr. Redstone and National Amusements agreed to extend the proxy agreement until August 24, 2010. The amendment is effective July 20, 2005.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibits	Description
10.1	Amendment to Voting Proxy Agreement, effective as of July 20, 2005, entered into on July 27, 2005 by Sumner Redstone, National Amusements, Inc., Neil D. Nicastro and WMS Industries Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS Industries Inc.

By:	/s/ Kathleen J. McJohn
Name: Kathleen J. McJohn
Title: Vice President, General Counsel and Secretary
Date: July 29, 2005

Exhibit Index

Exhibits	Description
10.1	Amendment to Voting Proxy Agreement, effective as of July 20, 2005, entered into on July 27, 2005 by Sumner Redstone, National Amusements, Inc., Neil D. Nicastro and WMS Industries Inc.